UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Annual Report

www.kmpartnersfunds.com	September 30, 2012

KIRR, MARBACH PARTNERS

VALUE FUND

“There is no security on this earth; there is only opportunity.”

— Douglas MacArthur (U.S. Army General)

November 1, 2012

Dear Fellow Shareholders:

We are pleased to report stocks have made a strong recovery over the last twelve months.  A year ago we wrote about the U.S. stock market’s dismal performance in Q3-2011 and our own disappointing results.  We said we were clearly overly optimistic the solid fundamentals of our portfolio companies would be able to withstand the tsunami of panic selling.  Still, we thought the seeds of the next market recovery were being sown.  Expectations were low and there was a lot of future bad news reflected in stock prices.  We believed if things turned out to be not quite so dire, it would be an upside surprise and stocks should move higher.

We took some comfort when Warren Buffett said most of the 70+ businesses owned by Berkshire Hathaway were doing “very well” and he thought it “very, very unlikely we’ll go back into a recession.”  Like us, Buffett believes in eating his own cooking.  He announced Berkshire was repurchasing its own stock for the first time in four decades and said, “I want to warn people who are selling to me that I believe I am buying their dollar bills for 90 cents.”

Fast forwarding twelve months, we are glad we endured the pain and stayed the course.  As you can see from the table below, Value Fund posted a strong gain for the one-year ending September 30, 2012.  We are obviously pleased by the recovery.  As contrarians, we are also cheered that it seems like the majority of investors are dismissing the market’s strength as either unwarranted by the fundamentals or unsustainable.  In August, “Bond King” Bill Gross of PIMCO declared the “cult of equity” was dying.  Indeed, according to the Investment Company Institute, for the year-to-date through September 26, 2012, mutual fund investors “celebrated” stocks’ strong performance by redeeming a net $109.8 billion from domestic equity funds.

As we’ve stated in prior letters, we are also proud Value Fund has received national recognition.  Value Fund has been featured in The Wall Street Journal’s “Category Kings” series of articles.  “Category Kings in 16 Realms” was published on September 5, 2012 and highlighted performance for the year-to-date ending August 31, 2012.  “Category Kings in 22 Realms” was published on October 3, 2012 and highlighted performance for the one-year period ending September 30, 2012.  Value Fund was also named as a winning pick in the September 2012 issue of Kiplinger’s Personal Finance, based on the fund’s performance for the three-years ending June 30, 2012.

We think the overall U.S. stock market is still attractively valued, particularly given the historically low level of interest rates.  With its strong recovery from the March 2009 bottom, the S&P 500 closed the fiscal year-end within 8% of its high reached in early October 2007.  However, a report from MKM Partners cited data from the Department of Commerce that indicate corporate profits are about 30% higher than they were at the business cycle peak in 2007.  Most stocks held in Value Fund’s portfolio have moved higher, but we believe they still are attractively priced.

The global risk level will be heightened for the foreseeable future, but the risk factors are well known.  The weaker members of the Eurozone will continue to struggle, China’s economic growth is slowing and the Middle East will remain troublesome.  We understand the markets are always subject to “headline risk.”  However, while it seems the bad stuff gets all of the media attention, we think there are positive undercurrents that are being undervalued by investors.

KIRR, MARBACH PARTNERS

VALUE FUND

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2012(4)	Total Return	Index	Index
One-year	36.84%	30.20%	30.20%
Two-years	18.24%	14.42%	14.76%
Three-years	19.41%	13.26%	13.20%
Five-years	2.05%	1.30%	1.05%
Ten-years	8.49%	8.49%	8.01%
Since Inception (December 31, 1998)	6.53%	3.59%	3.02%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.67% and 1.46% respectively, according to the Prospectus dated January 31, 2012.  Until February 28, 2013, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Expense Cap does not exceed 1.45% of its average net assets, excluding Acquired Fund Fees and Expenses.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

The Stock Market

The ebb and flow of concerns regarding the European debt /currency crisis and the state of the global economy drove financial markets during the fiscal year.  During the first two quarters of the fiscal year, the U.S. stock market and Value Fund staged strong recoveries from the panic-induced lows of the last quarter of fiscal 2011 (ending September 30, 2011).  Concerns reignited in the third quarter of the fiscal year, resulting in weak results for U.S. stocks and Value Fund.  Fortunately, relative calm returned in the final quarter, enabling stocks to be valued on fundamentals and leading to very good performance for Value Fund for fiscal 2012.

The European Central Bank (ECB) and Federal Reserve took bold actions during the last quarter of the fiscal year, which served to calm nerves and slightly lessen the fear factor.  ECB president Mario Draghi pledged in July that he was willing to do “whatever it takes” to save the Euro and keep the Eurozone together.  The ECB followed through in September by launching a new Outright Monetary Transaction program, allowing it to buy an unlimited amount of sovereign debt in the secondary market of countries that have accepted a bailout and are in compliance with terms of the bailout.

KIRR, MARBACH PARTNERS

VALUE FUND

Also in September, the Federal Reserve announced a third round of quantitative easing (QE3) whereby it planned to buy large quantities of mortgage bonds.  Unlike past actions, the Fed specifically tied the duration of the program to its economic objective of generating more jobs.  Chairman Bernanke said the goal of the new policy is “to quicken the recovery, to help the economy begin to grow quickly enough to generate new jobs.”  We think the Fed’s decision to focus on mortgage bonds indicates their belief that boosting the housing sector will be key to creating jobs and improving the economy.

Taken together, these actions may indicate the ECB and Fed have determined their incremental approaches to date have been ineffective.

We are encouraged the housing sector is showing renewed vigor, even before QE3 kicks-in.  The Standard & Poor’s/Case-Shiller 20-city index tracks home prices in 20 metropolitan markets.  The 5.9% gain in the year-to-date through July 2012 was the highest since the same period in 2005 (and a huge improvement over the -10.1% reading for the same period in 2008).  Morningstar reported data analytics firm CoreLogic declared that 12% of the underwater mortgages (i.e. property worth less than the related debt) at the beginning of the year were no longer underwater as of June.  Further, another 5% price increase would lift an additional 12% of the underwater mortgages to the surface.

Rising home prices combined with QE3 could lead to a virtuous circle.  Rising home prices enable previously underwater borrowers to refinance and take advantage of historically low rates, putting more money in their pockets.  Rising prices may also entice potential buyers who were afraid of further declines.  Similarly, rising prices make homeowners feel wealthier, which can spur spending.

Additionally, construction of single-family housing reached its highest level in two years in August.  As the oversupply of traditional and distressed properties shrinks, new housing and related activity can have a large positive impact on employment and economic growth.

We’ve written about hedge funds in the past.  Recall these are limited partnerships where the General Partner’s fee is typically 2% of the assets under management plus 20% of the upside.  This is a fabulous arrangement for the General Partner.  Hedge funds and other “alternative investments” became in vogue as Yale and Harvard’s endowments enjoyed early success and other institutional investors clambered aboard.

What kind of performance have Limited Partners received for the sky-high fees they’ve paid?  For the year-to-date through September 30, 2012, the Hedge Fund Research, Inc. Equity Hedge Index (HFRXEH) was up a paltry 3.40% vs. 16.44% for the S&P 500.  For the three most recent years, HFRXEH was -19.08% for 2011 (vs. 2.11% for the S&P 500), 8.92% for 2010 (vs. 15.06%) and 13.14% for 2009 (vs. 26.46%).  Equity hedge funds have continued to be positioned defensively since the recovery began in 2009 and Limited Partners have paid the price, both in terms of high fees and poor performance.

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2012)

1.	Rosetta Resources, Inc.	+180.0%	6.	NCR Corporation	+50.8%
2.	Alliance Data Systems Corp.	+92.0%	7.	eBay Inc.	+119.0%
3.	Cognizant Technology Solutions	+191.3%	8.	Dollar Tree, Inc.	+539.5%
4.	Ascent Capital Group LLC	+116.6%	9.	WABCO Holdings Inc.	+202.9%
5.	Coach, Inc.	+57.1%	10.	LyondellBasell Industries NV	+140.9%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

KIRR, MARBACH PARTNERS

VALUE FUND

Summary

The relative calm of the last quarter of the fiscal year was a welcome respite, but we know the volatility monster can rear its head at any time.  Other money managers with good performance in 2012 are cashing in their chips and moving to the sidelines.  On the surface, that may sound appealing.  However, our objective isn’t to generate great performance for the current year; it’s to generate outstanding performance over the next 10-20 years.  In other words, we view investing as a marathon, not a sprint.

We think Howard Marks from Oaktree Capital Management is a bright guy and makes a lot of sense.  He says, “The best response when seas are choppy is to focus on completing the long-term voyage and not think about whether the next wave is going to push the nose of the boat up or down.  Our investment destination is best reached by accurately valuing assets, assessing the relationship between price and that value, and acting resolutely and unemotionally when mispricings are detected.  That’s still the best-I think the only-reliable path to investment success.  Nothing about the current environment alters that one bit.”  We couldn’t agree more.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Hedge Fund Research, Inc. Equity Hedge Index (HFRXEH) is an unmanaged index representative of hedge fund strategies that maintain positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.  Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.  This Index cannot be invested in directly.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2012	September 30, 2012	September 30, 2012	September 30, 2012
Kirr Marbach Partners Value Fund	36.84%	2.05%	8.49%	6.53%
Russell 3000 Index**	30.20%	1.30%	8.49%	3.59%
S&P 500***	30.20%	1.05%	8.01%	3.02%

*	December 31, 1998.
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 – September 30, 2012).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/12	9/30/12	4/1/12 – 9/30/12(1)
Actual	$1,000.00	$1,021.50	$7.33
Hypothetical (5% return before expenses)	1,000.00	1,017.77	7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.61%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2012

Top Ten Equity Holdings
as of September 30, 2012 (% of net assets)

Rosetta Resources, Inc.	5.0%
Alliance Data Systems Corp.	4.6%
Cognizant Technology Solutions Corp. - Class A	3.9%
Ascent Capital Group, Inc. - Class A	3.9%
Coach, Inc.	3.8%
NCR Corp.	3.7%
eBay, Inc.	3.6%
Dollar Tree, Inc.	3.5%
WABCO Holdings, Inc.	3.4%
LyondellBasell Industries NV - Class A	3.3%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2012

Number
of Shares		Value
	COMMON STOCKS - 99.0%

	Basic Materials - 7.9%
30,120	Innospec, Inc.*	$1,021,670
31,397	LyondellBasell Industries
	NV - Class A	1,621,969
4,825	NewMarket Corp.	1,189,266
		3,832,905
	Communications - 12.9%
32,681	Amdocs Ltd.	1,078,146
27,449	Harris Corp.	1,405,938
14,245	Liberty Media Corp. - Class A*	1,483,902
16,625	NeuStar, Inc. - Class A*	665,499
16,770	Time Warner Cable, Inc. - Class A	1,594,156
		6,227,641
	Consumer Cyclical - 14.3%
3,538	AutoZone, Inc.*	1,307,892
24,880	Bloomin’ Brands Inc.*	409,276
32,992	Coach, Inc.	1,848,212
34,840	Dollar Tree, Inc.*	1,681,901
38,175	Express, Inc.*	565,754
59,430	Pier 1 Imports, Inc.	1,113,718
		6,926,753
	Consumer Non Cyclical - 10.6%
15,534	Alliance Data Systems Corp.*	2,205,051
34,627	Ascent Capital
	Group, Inc. - Class A*	1,870,204
18,136	Covidien PLC	1,077,641
		5,152,896
	Energy - 8.1%
17,211	Ensco PLC - Class A	939,032
26,999	EPL Oil & Gas, Inc.*	547,810
50,479	Rosetta Resources, Inc.*	2,417,944
		3,904,786
	Financial - 4.8%
1,676	Markel Corp.*	768,429
15,046	Portfolio Recovery
	Associates, Inc.*	1,571,254
		2,339,683
	Industrial - 22.1%
24,534	Atlas Air Worldwide
	Holdings, Inc.*	1,266,690
15,763	Canadian Pacific Railway Ltd.	1,306,595
41,727	EMCOR Group, Inc.	1,190,889
28,386	EnerSys*	1,001,742
38,428	KBR, Inc.	1,145,923
54,030	MasTec, Inc.*	1,064,391
53,892	Titan International, Inc.	951,733
19,891	Tyco International Ltd.	1,119,068
28,353	WABCO Holdings, Inc.*	1,635,118
		10,682,149
	Technology - 18.3%
27,174	Cognizant Technology
	Solutions Corp. - Class A*	1,900,006
36,457	eBay, Inc.*	1,764,883
28,886	Intel Corp.	655,134
30,910	Microsoft Corp.	920,500
76,064	NCR Corp.*	1,773,052
17,760	Open Text Corp.*	979,286
56,565	Yahoo! Inc.*	903,626
		8,896,487
	TOTAL COMMON STOCKS
	(Cost $28,041,834)	47,963,300

	SHORT TERM INVESTMENT - 1.1%
525,360	Fidelity Institutional Money
	Market Portfolio, 0.16%**	525,360
	TOTAL SHORT TERM
	INVESTMENT (Cost $525,360)	525,360
	Total Investments
	(Cost $28,567,194) - 100.1%	48,488,660
	Other Assets and
	Liabilities, Net - (0.1)%	(52,638)
	TOTAL NET ASSETS - 100.0%	$48,436,022

*	- Non-income producing security.
**	- Rate in effect as of September 30, 2012.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2012

ASSETS:
Investments, at current value
(cost $28,567,194)	$48,488,660
Dividends receivable	24,726
Prepaid expenses	14,904
Receivable for Fund shares sold	13,231
Interest receivable	57
Total Assets	48,541,578

LIABILITIES:
Accrued expenses	53,439
Payable to Adviser	35,867
Payable for capital shares redeemed	8,452
Accrued distribution fees	7,798
Total liabilities	105,556

NET ASSETS	$48,436,022

NET ASSETS CONSIST OF:
Capital Stock	$41,156,196
Undistributed net investment loss	(207,010)
Undistributed net realized loss on investments	(12,434,618)
Net unrealized appreciation on investments	19,921,454
Total Net Assets	$48,436,022

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	3,005,155
Net asset value and offering price per share	$16.12

Statement of Operations
Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income
(net of withholding of $35,161)	$499,563
Interest income	102
Total Investment Income	499,665

EXPENSES:
Investment Adviser fees	487,598
Distribution fees	63,150
Legal fees	58,608
Transfer agent fees	39,048
Administration fees	38,622
Federal & state registration fees	33,532
Fund accounting fees	24,427
Audit fees	20,337
Custody fees	19,841
Directors fees	11,993
Postage & printing fees	7,578
Other	4,337
Total expenses before reimbursement	809,071
Less: Reimbursement from Investment Adviser	(102,054)
Net Expenses	707,017

NET INVESTMENT LOSS	(207,352)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(2,778,728)
Net change in unrealized appreciation/
depreciation on investments	20,794,078
Net realized and unrealized
gain on investments	18,015,350

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$17,807,998

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
OPERATIONS:
Net investment loss	$(207,352)	$(531,592)
Net realized gain (loss) on investments	(2,778,728)	2,482,458
Net change in unrealized appreciation/depreciation on investments.	20,794,078	(9,004,635)
Net increase (decrease) in net assets resulting from operations	17,807,998	(7,053,769)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,819,814	59,249,615
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(42,514,790)	(14,926,509)
Redemption fees	2,347	6,847
Net increase (decrease) in net assets resulting from capital share transactions	(35,692,629)	44,329,953

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,884,631)	37,276,184

NET ASSETS:
Beginning of period	66,320,653	29,044,469
End of period (including undistributed net investment
loss of ($207,010) and $0, respectively)	$48,436,022	$66,320,653

CHANGES IN SHARES OUTSTANDING:
Shares sold	457,697	4,205,200
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(3,080,295)	(1,096,521)
Net increase (decrease)	(2,622,598)	3,108,679

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE DATA:
Net asset value, beginning of period	$11.78	$11.53	$9.57	$10.54	$16.66

Investment operations:
Net investment income (loss)	(0.07)	(0.09)	(0.07)	0.11	(0.04)
Net realized and unrealized
gain (loss) on investments	4.41	0.34	2.14	(1.08)	(4.27)
Total from investment operations	4.34	0.25	2.07	(0.97)	(4.31)

Less distributions:
Dividends from net investment income	—	—	(0.11)	—	—
Dividends from net capital gains	—	—	—	—	(1.81)
Total distributions	—	—	(0.11)	—	(1.81)

Paid in capital from redemption fees	— (1)	— (1)	—	— (1)	— (1)

Net asset value, end of period	$16.12	$11.78	$11.53	$9.57	$10.54

TOTAL RETURN	36.84%	2.17%	21.79%	(9.20)%	(28.39)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$48.4	$66.3	$29.0	$25.7	$36.2
Ratio of expenses to average net assets:
Before expense reimbursement	1.66%	1.66%	1.90%	1.99%	1.54%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.63)%	(1.05)%	(1.12)%	0.71%	(0.37)%
After expense reimbursement	(0.42)%	(0.84)%	(0.67)%	1.25%	(0.28)%
Portfolio turnover rate	14%	15%	23%	48%	34%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”).  The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$47,963,300	$—	$—	$47,963,300
Short-Term Investment	525,360	—	—	525,360
Total Investments	$48,488,660	$—	$—	$48,488,660

Refer to the Schedule of Investments for industry classifications.  Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2012, or for any other tax years which are open for exam.  As of September 30, 2012, open tax years include the tax years ended September 30, 2009 through 2012.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2012

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Period End – Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2012 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

i)
Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2012 the fund decreased undistributed net investment loss by $342 and increased undistributed realized loss by $342.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2012, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$6,599,899	$42,061,651

At September 30, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$29,304,666
Gross unrealized appreciation	$20,193,644
Gross unrealized depreciation	$(1,009,650)
Net unrealized appreciation	$19,183,994
Undistributed ordinary income	$—
Undistributed long-term capital loss	$—
Total distributable earnings	$—
Other accumulated gains/losses	$(11,904,168)
Total accumulated earnings (losses)	$7,279,826

As of September 30, 2012, the Fund had capital loss carryforwards of $11,291,950 as follows:

Capital Loss Carryover	Character	Expiration
$2,160,910	—	09/30/2017
$6,564,536	—	09/30/2018
$2,566,504	Short-Term	Unlimited

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2012

As of September 30, 2012, the Fund deferred, on a tax basis, post-October losses as follows:

Net Investment Income	Short-Term
$207,010	$405,196

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Ordinary Income	$—	$—
Long-term capital gain	$—	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2012.

3.	AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2013.  Accordingly, for the year ended September 30, 2012, the Investment Adviser waived advisory fees in the amount of $102,054.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2013.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2013	$120,028
9/30/2014	$133,379
9/30/2015	$102,054

As of September 30, 2012, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”),

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2012

which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the year ended September 30, 2012, the Fund incurred expenses of $63,150 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the years ended September 30, 2012 and September 30, 2011, the Fund collected $2,347 and $6,847, respectively, in redemption fees.

4.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kirr, Marbach Partners Value Fund (the “Fund”), a series of Kirr, Marbach Partners Fund, Inc., as of September 30, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 15, 2012

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2012 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2012 was 0.00% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length of	During Past	Directorships	Funds Overseen
and Age	Corporation	Time Served	Five Years	Held	in Complex

INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President

Mickey Kim*	Chief	Indefinite term	Chief Compliance	None	1
Born 1958	Compliance	since 1998	Officer and
	Officer,		Chief Operating
	Director,		Officer, Kirr,
	Vice		Marbach &
	President,		Company, LLC
Secretary
and
Treasurer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None	1
Born 1959		since 1998	Enterprises

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None	1
Born 1947		since 1998	Vice-President,
Cummins Engine
Company

John F.	Director	Indefinite term	Retired, Formerly	None	1
Dorenbusch*		since 1998	President,
Born 1938			Irwin Management
Company and
Tipton Lakes
Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2012 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and tax return preparation.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2012	FYE 09/30/2011
Audit Fees	$17,300	$17,300
Audit-Related Fees
Tax Fees	$3,000	$3,000
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2012	FYE 09/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The percentage of non-audit services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund for which the pre-approval requirement was waived by the Audit Committee was 0% during the Fund’s last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    November 30, 2012

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date    November 30, 2012

* Print the name and title of each signing officer under his or her signature.